(File No. 811-04605)

                            SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [   ]    Preliminary Proxy Statement
         [   ]    Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))
         [ X ]    Definitive Proxy Statement
         [   ]    Definitive Additional Materials
         [   ]    Soliciting Material Pursuant to SS.240.14a-12

                               INTER PARFUMS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ X ]  No fee required
     [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11

          1)   Title of each class of securities to which transaction applies:

               ---------------------------------

          2)   Aggregate number of securities to which transaction applies:

               ---------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

               ---------------------------------

          5)   Total fee paid:

               ---------------------------------

     [   ] Fee paid previously with preliminary materials.
     [   ] Check  box if  any  part of  the fee is  offset  as  provided  by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)       Amount Previously Paid:

                       ----------------------

                               INTER PARFUMS, INC.
                                551 FIFTH AVENUE
                            NEW YORK, NEW YORK 10176

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 6, 2001

To the Stockholders of Inter Parfums, Inc.:

         The annual meeting of stockholders of Inter Parfums, Inc. (the "Company") will be held at the Company's offices at 551 Fifth Avenue, New York, New York 10176 on Monday August 6, 2001 at 10:00 A.M., New York City Time, for the following purposes:

         1. To elect a Board of Directors consisting of eleven directors to hold office until the Company's next annual meeting and until their successors shall have been elected and qualified;

         2. To approve the adoption of the Company's 2000 Nonemployee Director Stock Option Plan; and

         3. To consider and transact such other business as may properly come before the annual meeting or any adjournments of the annual meeting.

         The Board of Directors has fixed the close of business on June 27, 2001 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments of the annual meeting. The list of stockholders entitled to vote at the annual meeting may be examined by any stockholder at the Company's offices at 551 Fifth Avenue, New York, New York 10176, during the ten day period prior to August 6, 2001.

                                   By Order of the Board of Directors

                                   Henry E. Dominitz, SECRETARY


Dated:  June 28, 2001

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                               INTER PARFUMS, INC.

                                 PROXY STATEMENT

                                     GENERAL

         This proxy statement is furnished by the Board of Directors of Inter Parfums, Inc., a Delaware corporation, with offices located at 551 Fifth Avenue, New York, New York 10176, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of Inter Parfums, Inc. being held on August 6, 2001 and at any adjournments of the annual meeting. For purposes of this proxy statement, unless the context otherwise indicates, the term the "Company" refers to Inter Parfums, Inc.

         This proxy statement will be mailed to stockholders beginning approximately June 28, 2001. If a proxy in the accompanying form is properly executed and returned, the shares represented by the proxy will be voted as instructed on the proxy. Any stockholder giving a proxy may revoke it at any time before it is voted by providing written notice of revocation to the Company's Secretary or by a stockholder voting in person at the annual meeting.

         All properly executed proxies received prior to the annual meeting will be voted at the annual meeting in accordance with the instructions marked on the proxy or as otherwise stated in the proxy. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the eleven directors referred to in this proxy statement and FOR the adoption of the Company's 2000 Nonemployee Director Stock Option Plan.

         A copy of the Company's annual report for fiscal year ended December 31, 2000, which contains financial statements audited by the Company's independent certified public accountants, is being mailed to the Company's stockholders along with this proxy statement.

         The cost of preparing, assembling and mailing this notice of meeting, proxy statement, proxy and the enclosed annual report will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the Company's officers and regular employees, without extra remuneration, may solicit proxies personally or by telephone, telegraph or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Company's common stock. The Company will reimburse these persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         The Board of Directors fixed the close of business on June 27, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

Only holders of the Company's common stock on the record date will be able to vote at the annual meeting.

         As of the record date, 11,630,777 shares of the Company's common stock, $.001 par value per share, were outstanding. Each share of the Company's common stock will entitle the holder thereof to one vote. None of the Company's stockholders have cumulative voting rights. Holders of shares of the Company's common stock are entitled to vote on all matters. The Company also has 1,000,000 authorized shares of preferred stock, $.001 par value per share, none of which are outstanding. The holders of a majority of the total number of outstanding shares of the Company's common stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the annual meeting. Properly executed proxies marked "abstain," as well as proxies held in street name by brokers that are not voted on all proposals to come before the annual meeting ("broker non-votes"), will be considered "present" for purposes of determining whether a quorum has been achieved at the annual meeting.

         The eleven nominees to the Company's Board of Directors receiving the greatest number of votes cast at the annual meeting in person or by proxy shall be elected. Consequently, any shares of the Company's common stock present in person or by proxy at the annual meeting, but not voted for any reason will have no impact in the election of the Company's Board of Directors. Other matters submitted to the Company's stockholders for a vote at the annual meeting will require the favorable vote of a majority of the shares of the Company's common stock present or represented at the annual meeting for approval. If any matter proposed at the annual meeting must receive a specific percentage of favorable votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under Delaware law and therefore such abstentions have the effect of a vote against such proposal. Broker non-votes in respect of any proposal are not counted for purposes of determining whether such proposal has received the requisite approval.

         Members of the Company's management are informed that affiliates of the Company intend to vote in favor of the proposals contained in this proxy statement, and therefore, both proposals are likely to pass. Management knows of no business other than the proposals specified in Items 1 and 2 of the Notice of Annual Meeting that will be presented for consideration at the annual meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The following table sets forth information about each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding common stock as of June 13, 2001. Unless otherwise noted, each stockholder listed below has sole voting power and sole investment power with respect to the securities shown opposite their names in the table below.

             Name and Address               Amount of Beneficial    Approximate Percent
           of Beneficial Owner                  Ownership(1)              of Class
                Jean Madar                        4,688,724(2)              36.7%
         c/o Inter Parfums, S.A.
      4, Rond Point Des Champs Elysees
           75008 Paris, France

             Philippe Benacin                     4,474,824(3)              35.0%
         c/o Inter Parfums, S.A.
     4, Rond Point Des Champs Elysees
           75008 Paris, France

           LV Capital USA, Inc.                   2,435,700                 20.9%
           19 East 57th Street
            New York, NY 10022

     Dimensional Fund Advisors, Inc.                823,800(4)               7.2%
       1299 Ocean Avenue, 11th Fl.
          Santa Monica, CA 90401

----------
1 Jean Madar, the Chairman of the Board and Chief Executive Officer of the Company, Philippe Benacin, the Vice Chairman of the Board and President of the Company and LV Capital USA, Inc., an indirect subsidiary of LVMH Moet Hennessy Louis Vuitton, S.A., entered into a Shareholders' Agreement dated November 22, 1999 relating to certain corporate governance issues, including the agreement to vote for Jean Madar, Philippe Benacin and six nominees of Messrs. Madar and Benacin, and two designees of LV Capital USA, Inc., as directors of the Company.
2 Consists of 3,543,474 shares held directly and options to purchase 1,145,250 shares.
3 Consists of 3,329,574 shares held directly and options to purchase 1,145,250 shares.
4 Information is derived from a Schedule 13G dated February 2, 2001 of Dimensional Fund Advisors, Inc., which may be deemed to be the beneficial owner of the shares which are owned by its advisory clients. Dimensional Fund Advisors, Inc. disclaims beneficial ownership of all of the shares.


                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

GENERAL

         The members of the Board of Directors are each elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. During fiscal year ended December 31, 2000 ("Fiscal 2000"), the Board of Directors initially consisted of ten persons including Messrs. Jean Madar, Philippe Benacin, Russell Greenberg, Francois Heilbronn, Joseph A. Caccamo, Jean Levy, Robert Bensoussan-Torres, Daniel Piette, Jean Cailliau and Philippe Santi who were elected by the stockholders at the Company's last annual meeting of stockholders held in July 2000. In December 2000, Serge Rosinoer was added to the

Board of Directors. All eleven current Board members are nominees for re-election to the Board at the 2001 annual meeting.

         Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. Although all of the nominees have indicated their willingness to serve if elected, if at the time of the meeting any nominee is unable to or unwilling to serve, shares represented by properly executed proxies will be voted at the discretion of the person named in the proxies for another person designated by the Company's Board of Directors.

BOARD OF DIRECTORS

         The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although certain directors are not involved in day-to-day operating details, members of the Board are kept informed of the Company's business by various reports and documents made available to them. The Board of Directors held ten (10) meetings (or executed consents in lieu thereof), including meetings of committees of the full Board in Fiscal 2000, and all of the directors attended at least 75% of the meetings of the Board and committee meetings of which they were a member.

         The Board of Directors has the following standing committees:

         o Audit Committee - The Audit Committee has the responsibility of monitoring and overseeing the process between management (which is responsible for the Company's internal controls and the financial reporting process) and the Company's independent accountants (who are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon). This proxy statement contains a report of the Audit Committee as required by the regulations of the Securities and Exchange Commission and The Nasdaq Stock Market.

         o Stock Option Committee - The Stock Option Committee administers the Company's stock option plans.

         o Executive Compensation Committee - The Executive Compensation Committee oversees the compensation of the Company's executives.

         During Fiscal 2000, the Stock Option Committee consisted of Messrs. Heilbronn, Levy and Cailliau; the Audit Committee consisted of Messrs. Heilbronn, Levy and Cailliau; and the Executive Compensation Committee consisted of Messrs. Heilbronn, Levy and Piette.

         During Fiscal 2000, the Stock Option Committee took action by the execution of two written consents in lieu of meetings and the Audit Committee held three meetings. Additionally for Fiscal 2000, the Executive Compensation Committee took action by the execution of two written consents in lieu of meetings, one in February 2000 and one in March 2001. Additional information on the Compensation Committee is included under the sections of this proxy statement entitled "Compensation Committee Interlocks and Insider Participation" and "Report on Executive Compensation."

         The following table sets forth information, as of June 13, 2001, about the beneficial ownership of the Company's equity securities by each of the Company's executive officers and directors and by the Company's executive officers and directors as a group. Unless otherwise noted, each stockholder listed below has sole voting power and sole investment power with respect to the securities shown opposite their names in the table below.


Name and Address                    Amount of Beneficial     Approximate Percent
of Beneficial Owner                     Ownership(1)             of Class

Jean Madar                               4,688,724(2)               36.7%
c/o Inter Parfums, S.A.
4, Rond Point Des Champs Elysees
75008 Paris, France

Philippe Benacin                         4,474,824(3)               35.0%
c/o Inter Parfums, S.A.
4, Rond Point Des Champs Elysees
75008 Paris, France

Russell Greenberg                           77,250(4)               Less than 1%
c/o Inter Parfums, Inc.
551 Fifth Avenue
New York, NY 10176

Francois Heilbronn                          12,225(5)               Less than 1%
60 Avenue de  Breteuil
75007 Paris, France

----------------------
(1) Jean Madar, the Chairman of the Board and Chief Executive Officer of the Company, Philippe Benacin, the Vice Chairman of the Board and President of the Company and LV Capital USA, Inc., an indirect subsidiary of LVMH Moet Hennessy Louis Vuitton, S.A., entered into a Shareholders' Agreement dated November 22, 1999 relating to certain corporate governance issues, including the agreement to vote for Jean Madar, Philippe Benacin and six nominees of Messrs. Madar and Benacin, and two designees of LV Capital USA, Inc., as directors of the Company.

(2) Consists of 3,543,474 shares held directly and options to purchase 1,145,250 shares.

(3) Consists of 3,329,574 shares held directly and options to purchase 1,145,250 shares.

(4) Consists of 7,500 shares held directly and 69,750 shares of common stock underlying options.

(5) Consists of 6,725 shares held directly and 5,500 shares of common stock underlying options.

Name and Address                      Amount of Beneficial   Approximate Percent
of Beneficial Owner                       Ownership               of Class

Joseph A. Caccamo, Esq.                     10,000(6)            Less than 1%
Becker & Poliakoff, P.A.
3111 Stirling Road
Ft. Lauderdale, FL 33312

Jean Levy                                    5,500(7)            Less than 1%
29 rue du Colisee
75008 Paris, France

Robert Bensoussan-Torres                     5,500(8)            Less than 1%
48, Boulevard Raspail
75006 Paris, France

Bruce Elbilia                               17,000(9)            Less than 1%
c/o Inter Parfums, Inc.
551 Fifth Avenue
New York, NY 10176

Wayne C. Hamerling                          75,000(10)            Less than 1%
c/o Inter Parfums, Inc.
551 Fifth Avenue
New York, NY 10176

Daniel Piette                                4,000(11)            Less than 1%
LV Capital
30 Avenue Hoche
75008, Paris, France

Jean Cailliau                                4,000(12)            Less than 1%
LV Capital
30 Avenue Hoche
75008, Paris, France

Philippe Santi                               5,000(13)            Less than 1%
Inter Parfums, S.A.
4, rond point des Champs Elysees
75008, Paris France

--------------------
(6) Consists of shares of common stock underlying options, which are held as nominee for his past and present employer. Beneficial ownership of such shares is disclaimed.
(7)   Consists of shares of common stock underlying options.
(8)   Consists of shares of common stock underlying options.
(9) Consists of 5,000 shares held directly and 12,000 shares of common stock underlying options.
(10) Consists of 15,000 shares held directly and 60,000 shares of common stock underlying options.
(11) Consists of shares of common stock underlying options. Beneficial ownership of shares of common stock held by LV Capital USA, Inc. is disclaimed.
(12) Consists of shares of common stock underlying options. Beneficial ownership of shares of common stock held by LV Capital USA, Inc. is disclaimed.
(13) Consists of shares of common stock underlying options.

Name and Address                      Amount of Beneficial   Approximate Percent
of Beneficial Owner                       Ownership               of Class

Serge Rosinoer                             2,000(14)            Less than 1%
14 rue LeSueur
75116 Paris, France

Eric de Labouchere
Inter Parfums, S.A.                          -0-                NA
4, rond point des Champs Elysees
75008, Paris France

Frederic Garcia-Pelayo
Inter Parfums, S.A.                          -0-                NA
4, rond point des Champs Elysees
75008, Paris France

All Directors and Officers              11,671,523(15)          82.7%
 as a Group (15 Persons)

         With the exception of Mr. Benacin, the officers are elected annually by the directors and serve at the discretion of the board of directors. There are no family relationships between any of the Company's executive officers or directors.

         Biographical information about the business experience of each of the Company's executive officers and directors appears below.

JEAN MADAR

         Jean Madar, age 40, a Director, has been the Chairman of the Board of Directors since the Company's inception, and is a co-founder of the Company with Mr. Benacin. From inception until December 1993 he was the President of the Company; in January 1994 he became Director General of Inter Parfums, S.A., the Company's subsidiary; and in January 1997 he became Chief Executive Officer of the Company. Mr. Madar was previously the managing director of Inter Parfums, S.A., from September 1983 until June 1985. At such subsidiary, he had the responsibility of overseeing the marketing operations of its foreign distribution, including market research analysis and actual marketing campaigns. Mr. Madar graduated from The French Higher School of Economic and Commercial Sciences (ESSEC) in 1983.

PHILIPPE BENACIN

         Mr. Benacin, age 42, a Director, has been the Vice Chairman of the Board since September 1991, and is a co-founder of the Company with Mr. Madar. He was elected the Executive Vice President in September 1991, Senior Vice President in April 1993, and President

--------------------------------
(14)  Consists of shares of common stock underlying options.
(15) Consists of 9,197,773 shares held directly, and options to purchase 2,473,750 shares. It also includes 2,435,700 shares held by LV Capital USA, Inc., an affiliate of LVMH Moet Hennessy Louis Vuitton, S.A.

of the Company in January 1994. In addition, he has been the President of Inter Parfums, S.A. for more than the past five years. Mr. Benacin graduated from The French Higher School of Economic and Commercial Sciences (ESSEC) in 1983.

RUSSELL GREENBERG

         Mr. Greenberg, age 44, the Chief Financial Officer, was Vice-President, Finance when he joined the Company in June 1992; became Executive Vice President in April 1993; and was appointed to the Board of Directors in February 1995. He is a certified public accountant licensed in the State of New York, and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. After graduating from The Ohio State University in 1980, he was employed in public accounting until he joined the Company in June 1992.

FRANCOIS HEILBRONN

         Mr. Heilbronn, age 40, a Director since 1988 and a member of the audit, stock option and executive compensation committees, is a graduate of Harvard Business School with a Master of Business Administration degree and is currently the managing partner of the consulting firm of M.M. Friedrich, Heilbronn & Fiszer. He was formerly employed by The Boston Consulting Group, Inc. from 1988 through 1992 as a manager. Mr. Heilbronn graduated from Institut D' Etudes Politiques De Paris in June 1983. From 1984 to 1986, he worked as a financial analyst for Lazard Freres & Co.

JOSEPH A. CACCAMO

         Mr. Caccamo, age 45, a Director since 1992, is an attorney with the law firm of Becker & Poliakoff, P.A., our general counsel. A member of both the New York and Florida bars, Mr. Caccamo has been a practicing attorney since 1981, concentrating in the areas of corporate and securities law, and in September 1991 he became counsel to us. From August 1992 through September 1997, he was a director of and general counsel to, Hydron Technologies, Inc., a company primarily engaged in the development of cosmetic and personal care products.

JEAN LEVY

         Jean Levy, age 68, a Director since August 1996 and a member of the audit, stock option and executive compensation committees, worked for twenty-seven years at L'Oreal, and was the President and Chief Executive Officer of Cosmair, the exclusive United States licensee of L'Oreal, from 1983 through June 1987. In addition, he is the former President and Chief Executive Officer of Sanofi Beaute (France). For the more than the past five years, Mr. Levy has been an independent advisor as well as a consultant for economic development to local governments in France. A graduate of "l'Institut d'Etudes Politiques de Paris," he also attended Yale Graduate School and was a recipient of a Fulbright Scholarship. He was also a Professor at

"l'Institut d'Etudes Politiques de Paris". Mr. Levy is also a director of the following foreign public companies: Escada Beaute Worldwide (a subsidiary of Escada Group), Rallye, S.A. and Zannier Group. In addition, Mr. Levy is also the Chairman of the Board of Financiere d'Or, and its subsidiary, Histoire d'Or which is in the retail jewelry business.

ROBERT BENSOUSSAN-TORRES

         Robert Bensoussan-Torres, age 43, has been a Director since March 1997. He is currently the Managing Director of Gianfranco Ferre fashion group, based in Milano, Italy. Mr. Bensoussan-Torres was a Director of Towers Consulting Europe, Ltd. from May 1998 to September 1999. Towers Consulting Europe, Ltd. is a consulting company based in London, which specializes in strategic advise in connection with mergers and acquisitions in the luxury goods business. Mr. Bensoussan-Torres was the Chief Executive Officer of Christian Lacroix, Paris, a subsidiary of LVMH Group, from February 1993 until May 1998. Christian Lacroix is a French Houte Couture House and has activities in the field of apparel, accessories and fragrances. From December 1990 through January 1993 he was based in Munich, Germany, as the International Sales Director of The Escada Group.

DANIEL PIETTE

         Mr. Piette, age 55 and a director since December 1999, is also a member of the executive compensation committee of the Board of Directors. Mr. Piette is the Chairman of LV Capital USA, Inc. ("LV Capital"), the US vehicle of LV Capital SA, which is the investment arm of LVMH Moet Hennessy Louis Vuitton S.A. ("LVMH") the world's largest luxury goods conglomerate. For the past ten (10) years, he has been a Group Executive Vice President of LVMH. Mr. Piette is also a director of Cryo Interactive Entertainment (Paris) and a non-executive director of Davis S. Smith Holdings PLC (London) as well as a member of the Board of Overseers of ESSEC (Paris) and Columbia Business School (New York).

JEAN CAILLIAU

         Mr. Cailliau, age 38 and a director since December 1999, is also a member of the audit and the stock option committees of the Board of Directors. Mr. Cailliau is the Deputy General Manager of LV Capital SA, the investment arm of LVMH and the CEO of LV Capital USA Inc., its US vehicle. For the past eight
(8) years, Mr. Cailliau has held executive positions at LVMH. He is also a Director of various European companies. Mr. Cailliau is an Engineer in Agronomics and has an MBA (1988) from Insead.

SERGE ROSINOER

         Mr. Rosinoer, age 68, was appointed to the Board of Directors in December 2000. Mr. Rosinoer has devoted most of his career to the personal care, cosmetics and fragrance industry. In 1978, Mr. Rosinoer joined the Clarins Group as Vice President and Chief Operating Officer where he was largely responsible for its rapid international expansion. As COO, then CEO since 1978, Mr. Rosinoer oversaw the transformation of Clarins into a major force in cosmetics, skin care and fragrance, with annual sales of 4 billion French francs and more than 4,000 employees. He retired from active duty in June of 2000, but continues to serve on the board of directors of Clarins. Earlier in his career he was President of Parfums Corday. He also held senior level executive positions at Max Factor, where he had full supervision of that cosmetics giant's European production and sales. Mr. Rosinoer has served several terms as President of the French Prestige Cosmetics Association and currently serves as Conseiller du Commerce Exterieur de la France.

BRUCE ELBILIA

         Mr. Elbilia, age 42, Executive Vice President, joined the Company in June 1986 as the National Sales Director, and from that time until 1994, he was in charge of the Company's marketing efforts. In 1994 Mr. Elbilia became head of international sales and marketing for the Company, and had expanded the Company's export sales to South America, the Middle East and Eastern Europe. Mr. Elbilia received a Bachelor of Business Administration degree, with a major in International Business/Marketing from George Washington University in Washington, D.C.

WAYNE C. HAMERLING

         Mr. Hamerling, age 44, was Vice President, Sales, from May 1987 through April 1993, when he became Executive Vice President. Mr. Hamerling has over twenty (20) years experience in the fragrance and cosmetic business. Mr. Hamerling, who attended Rutgers University, has also been actively involved in marketing of our United States mass market business for the past three (3) years, and helped develop our Aziza II line and our new health and beauty aid line.

PHILIPPE SANTI

         Philippe Santi, age 39 and a Director since December 1999, has been the Director of Finance and the Chief Financial Officer of Inter Parfums, S.A. since February 1995. Mr. Santi is a Certified Accountant and Statutory Auditor in France.

ERIC DE LABOUCHERE

         Eric de Labouchere, age 46, is the Director of Operations of Inter Parfums, S.A. He has been employed by Inter Parfums, S.A. since October 1986 in product development, purchasing and marketing.

FREDERIC GARCIA-PELAYO

         Frederic Garcia-Pelayo, age 42, has been the Director of Export Sales of Inter Parfums, S.A. since September 1994. Prior to September 1994, Mr. Garcia-Pelayo was the Export Manager for Benetton Perfumes for seven (7) years.


EXECUTIVE COMPENSATION

         The following table sets forth a summary of all compensation awarded to, earned by or paid to, the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998:

                                                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation                          Long Term Awards
----------------------------------------------------------------------------------------------------------------------------
                                                                                            Securities
                                                                        Other Annual        Underlying        All Other
Name and Principal Position          Year   Salary ($)    Bonus ($)     Compensation ($)    Options (#)(1)   Compensation
------------------------------------------------------------------------------*----------------------------------------------
Jean Madar, Chairman of the Board,   2000    280,000       100,000        273,000(3)             -0-(3A)         -0-
Chief Executive Officer of Inter     1999    280,000        48,000        765,500(4)         412,500             -0-
Parfums, Inc. and Director General   1998    280,000           -0-         53,000(5)         195,000             -0-
of Inter Parfums, S.A.
----------------------------------------------------------------------------------------------------------------------------
Philippe Benacin(6), President of    2000    117,318        65,642        278,000(7)            -0-(3A)         -0-
Inter Parfums, Inc. and President    1999    136,000        16,000        765,500(8)         412,500            -0-
of Inter Parfums, S.A.               1998    139,000        10,000         53,000(9)         195,000            -0-

----------------------------------------------------------------------------------------------------------------------------
Russell Greenberg(10), Executive     2000    245,000        13,000         69,174(11)         12,000            -0-
Vice President and Chief Financial   1999    230,000         5,000        225,819(12)         49,500            -0-
Officer                              1998    228,446         3,000          2,214             23,250            -0-
----------------------------------------------------------------------------------------------------------------------------
Bruce Elbilia(13), Executive Vice    2000    178,000        10,000         24,752(14)         12,000            -0-
President                            1999    160,500         5,000        262,467(15)         49,500            -0-
                                     1998    146,045         3,000          8,776(16)         23,250            -0-
----------------------------------------------------------------------------------------------------------------------------
Wayne C. Hamerling(17), Executive    2000    176,120        10,000        111,438(18)         12,000            -0-
Vice President                       1999    166,120        13,000        326,682(19)         49,500            -0-
                                     1998    166,120         7,000         52,590(20)         23,250            -0-
----------------------------------------------------------------------------------------------------------------------------

                                       12

[Footnotes to Table]
------------------------------------
(1) Adjusted to reflect a 3:2 stock split distributed in June 2000. Includes options granted in 1998 as replacements for out-of-the-money or expired options.

(2) As of 31 December 2000, Mr. Madar held 3,600,974 restricted shares of common stock, with an aggregate value of $32,183,705 based upon the closing price of our company's common stock as reported by the Nasdaq Stock Market, National Market system, of $8.9375.

(3) Consists of lodging expenses of $48,000 and $225,000 realized upon exercise of options.

(3A)  Options to purchase 5,334 shares of Inter Parfums, S.A. were granted.

(4) Consists of lodging expenses of $ 48,000 and $708,500 realized upon exercise of options.

(5)   Consists of lodging expenses.

(6) Compensation figures for Mr. Benacin are approximate, as he is paid in French francs, and conversion into U.S. dollars was made at the average exchange rates prevailing during the respective periods. As of 31 December 2000, Mr. Benacin held 3,387,074 restricted shares of common stock, with an aggregate value of $30,271,973 based upon the closing price of our company's common stock as reported by the Nasdaq Stock Market, National Market system, of $8.9375.

(7) Consists of lodging expenses of $38,000, $15,000 for automobile expenses and $225,000 realized upon exercise of options.

(8) Consists of lodging expenses of $42,000, $15,000 for automobile expenses and $708,500 and realized upon exercise of options.

(9) Consists of $48,000 for lodging expenses and $5,000 for automobile expenses.

(10) As of 31 December 2000, Mr. Greenberg held 15,000 restricted shares of common stock, with an aggregate value of $134,063 based upon the closing price of our company's common stock as reported by the Nasdaq Stock Market, National Market system, of $8.9375.

(11) Consists of $2,214 for automobile expenses and $67,500 realized upon exercise of options.

(12) Consists of $2,214 for automobile expenses and $223,605 realized upon the exercise of options.

(13) As of 31 December 2000, Mr. Elbilia held 15,000 restricted shares of common stock, with an aggregate value of $134,063 based upon the closing price of our company's common stock as reported by the Nasdaq Stock Market, National Market system, of $8.9375.

(14)  Consists of selling commissions.

(15) Consists of $27,985 selling commissions and $234,482 realized upon the exercise of options.

(16)  Consists of selling commissions.

(17) As of 31 December 2000, Mr. Hamerling held 15,000 restricted shares of common stock, with an aggregate value of $134,063 based upon the closing price of our company's common stock as reported by the Nasdaq Stock Market, National Market system, of $8.9375.

(18) Consists of selling commissions of $54,438; non cash compensation of $4,500 equal to the value of personal use of a company leased automobile; and $52,500 realized upon the exercise of options.

(19) Consists of selling commissions of $43,388; non cash compensation of $4,500 equal to the value of personal use of a company leased automobile; and $278,794 realized upon the exercise of options.

(20) Consists of selling commissions of $48,090 and non cash compensation of $4,500 equal to the value of personal use of a company leased automobile.

         The following table sets forth certain information relating to stock option grants during Fiscal 2000 to the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during Fiscal 2000:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                            POTENTIAL REALIZED VALUE AT
                                                                            ASSUMED ANNUAL RATES OF STOCK
                          INDIVIDUALIZED GRANTS                             PRICE APPRECIATION FOR OPTION TERM
  ----------------------------------------------------------------------   ------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Name                     Number of        % of Total           Exercise     Expiration     Five (5%)     Ten (10%)
                         Securities       Options/SARs         or Base      Date           Percent       Percent
                         Underlying       Granted to           Price                       ($)           ($)
                         Options          Employees in         ($/Sh)
                         Granted (#)      Fiscal Year
------------------------------------------------------------------------------------------------------------------------
Jean Madar               -0-              NA                   NA           NA             NA            NA
------------------------------------------------------------------------------------------------------------------------
Philippe Benacin         -0-              NA                   NA           NA             NA            NA
------------------------------------------------------------------------------------------------------------------------
Russell Greenberg        12,000           11.8                 7.625        26 Oct 05      25,280        55,862
------------------------------------------------------------------------------------------------------------------------
Bruce Elbilia            12,000           11.8                 7.625        26 Oct 05      25,280        55,862
------------------------------------------------------------------------------------------------------------------------
Wayne Hamerling          12,000           11.8                 7.625        26 Oct 05      25,280        55,862
------------------------------------------------------------------------------------------------------------------------

         The following table sets forth certain information relating to option exercises effected during Fiscal 2000, and the value of options held as of such date by each of the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during Fiscal 2000:


                   AGGREGATE OPTION EXERCISES FOR FISCAL 2000
                           AND YEAR END OPTION VALUES

------------------------------------------------------------------------------------------------------------------------
                                                              Number of Unexercised         Value(1) of Unexercised
                                                              Option at December 31,        In-the-Money Options at
                                                              2000(#)                       December 31, 2000($)
------------------------------------------------------------------------------------------------------------------------
          Name              Shares Acquired     Value ($)           Exercisable/                Exercisable/
                            on Exercise         Realized(2)         Unexercisable               Unexercisable
------------------------------------------------------------------------------------------------------------------------
Jean Madar                  75,000              225,000             1,145,250/-0-              5,705,897/-0-
------------------------------------------------------------------------------------------------------------------------
Philippe Benacin            75,000              225,000             1,145,250/-0-              5,705,897/-0-
------------------------------------------------------------------------------------------------------------------------
Russell Greenberg           15,000               67,500                69,750/-0-                287,641/-0-
------------------------------------------------------------------------------------------------------------------------
Bruce Elbilia                 -0-                  -0-                 12,000/-0-                 15,750/-0-
------------------------------------------------------------------------------------------------------------------------
Wayne C. Hamerling          15,000               52,500                60,000/-0-                242,750/-0-
------------------------------------------------------------------------------------------------------------------------

(1) Total value of unexercised options is based upon the fair market value of the common stock as reported by the Nasdaq Stock Market of $8.9375 on 31 December 2000.

(2) Value realized in dollars is based upon the difference between the fair market value of the common stock on the date of exercise, and the exercise price of the option.

EMPLOYMENT AGREEMENTS

         As part of our acquisition in 1991 of the controlling interest in Inter Parfums, S.A., now a subsidiary, the Company entered into an employment agreement with Philippe Benacin. The agreement provides that Mr. Benacin will be employed as Vice Chairman of the Board and President and Chief Executive Officer of Inter Parfums Holdings and its subsidiary, Inter Parfums. The initial term expired on September 2, 1992, and has subsequently been automatically renewed for additional annual periods. The agreement provides for automatic annual renewal terms, unless either party terminates the agreement upon 120 days notice. Mr. Benacin presently receives an annual salary of 864,000ff, which is approximately US$ 123,000, together with annual lodging expenses of approximately $38,000 and automobile expenses of approximately $15,000, which are subject to increase in the discretion of the Board of Directors. The agreement also provides for indemnification and a covenant not to compete for one year after termination of employment.

COMPENSATION OF DIRECTORS

         All nonemployee directors receive $1,000 for each board meeting at which they participate. Mr. Caccamo's board fees are paid to his law firm.

         In March 1997 the Company's Board of Directors adopted the 1997 Nonemployee Director Stock Option Plan (the "1997 Plan"). The 1997 Plan was approved by the Company's stockholders at the annual meeting held in July 1997. The purpose of this plan is to assist the Company in attracting and retaining key directors who are responsible for continuing the growth and success of the Company.

         The 1997 Plan provides for the grant of nonqualified stock options to nonemployee directors to purchase an aggregate of 25,000 shares of common stock. Options to purchase 1,000 shares are granted on each February 1st to all nonemployee directors for as long as each is a nonemployee director on such date except for Joseph A. Caccamo, who is granted options to purchase 4,000 shares. Options to purchase 2,000 shares are granted to each nonemployee director upon his initial election or appointment to the Company's board.

         In December 2000, the Company granted options to purchase 2,000 shares at $8.72 per share, the fair market value at the time of grant, to Mr. Serge Rosinoer, for a five year period, upon his initial appointment to the Board. The Company made these grants in accordance with the terms of the 1997 Plan and the Company's 2000 Nonemployee Director Stock Option Plan.

         In December 2000, the Company's Board of Directors adopted the 2000 Nonemployee Director Stock Option Plan, as substantially all of the shares reserved under the Company's 1997 Plan are allocated to outstanding options subject to the approval of the Company's stockholders at the annual meeting. For more information on the 2000 Nonemployee Director Stock Option Plan see Proposal No. 2 of this proxy statement.

         On February 1, 2001, options to purchase 1,000 shares were granted to each of Francois Heilbronn, Jean Levy, Robert Bensoussan-Torres, Daniel Piette and Jean Cailliau, and an option to purchase 4,000 shares was granted to Joseph
A. Caccamo at the exercise price of $9.75 per share under the 2000 plan. The options held by Mr. Caccamo are held as nominee for his past and present law firms.

         Joseph A. Caccamo, a director, was a partner of Nason, Yeager, Gerson, White & Lioce, P.A., the Company's prior general counsel. In Fiscal 2000, the Company paid Mr. Caccamo's prior firm an aggregate of $109,121 in legal fees and for reimbursement of disbursements incurred on the Company's behalf. Also during Fiscal 2000, Mr. Caccamo received $28,487 as the result of the exercise and sale of shares underlying options granted in Inter Parfums, S.A.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors established the Executive Compensation Committee of the Board of Directors in July 1993 to oversee all issues of executive compensation, except for the administration of the Company's stock option plans, which are administered by the Stock Option Committee of the Board of Directors.

         For Fiscal 2000, the Executive Compensation Committee took action by the execution of two written consents in lieu of meetings, one in February 2000 and one in March 2001. In addition, individual committee members did discuss compensation of the Company's executive officers with both the Chairman of the Board and the Chief Financial Officer. The following persons participated in discussions concerning executive compensation during Fiscal 2000, with generally the Chairman of the Board taking the initiative and recommending executive compensation levels: Jean Madar, the Chairman of the Board of Directors and Chief Executive Officer; Philippe Benacin, a Director, President, and President of Inter Parfums, S.A., a subsidiary of the Company; Joseph A. Caccamo, a Director and principal of counsel to the Company, Russell Greenberg, an Executive Vice President, Chief Financial Officer and a Director; and Jean Levy, Francois Heilbronn and Daniel Piette, the present members of the Executive Compensation Committee.

                        REPORT ON EXECUTIVE COMPENSATION

GENERAL

         The rules of the Securities and Exchange Commission require most public companies to provide detailed information regarding compensation and benefits provided to their chief executive officer and to each of the four most highly compensated executive officers, other than the chief executive officer, whose annual base salary and bonus compensation was in excess of

$100,000. The executive officers of the Company being discussed for Fiscal 2000 are: Jean Madar (the Chief Executive Officer), Philippe Benacin, Russell Greenberg, Bruce Elbilia and Wayne C. Hamerling.

         Executive compensation packages generally include a base salary, annual incentives tied to individual performance and long term incentives tied to the performance of the Company. In addition, the Company provides a comprehensive medical insurance plan. Generally, executive officers have their compensation reviewed annually.

BASE SALARY

         Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive market place for executive talent. Base salaries for executive officers are reviewed on an annual basis, including those subject to contractual adjustments, and adjustments are determined by evaluating the performance of the Company and of each executive officer, as well as whether the nature of the responsibilities of the executive has changed.

         For Fiscal 2000, upon recommendation of the Company's Chief Executive Officer, the Executive Compensation Committee determined that the following executives were to receive increases in their base salaries: Mr. Greenberg's base salary was increased by $15,000 from $230,000 to $245,000; Mr. Elbilia's base salary was increased by $17,500 from $160,500 to $178,000 and Mr. Hamerlings's base salary was increased by $10,000 from $166,120 to $176 120.

         Mr. Benacin, the President of Inter Parfums Holding S.A., the Company's direct French subsidiary, and President of Inter Parfums, S.A., the Company's indirect, operating French subsidiary, is also the President of the Company. Mr. Benacin's base compensation is paid to him in French francs by the Company's French operating subsidiary, and has been determined in accordance with the terms of his employment agreement executed in November 1991. The amount of his base compensation has remained constant; however, when converted to United States dollars, such compensation has decreased as the result of fluctuations in currency exchange rates.

         After a thorough review, the Chairman of the Board determined that the base salaries paid to such executives were fair in the view of their responsibilities, length of service to the Company, performance and compensation levels to peers, as to which the Executive Compensation Committee concurs.

BONUS COMPENSATION

         In March 2001, the Executive Compensation Committee approved the payment of cash bonuses for Fiscal 2000. For Fiscal 2000, and as the result of their efforts in increasing the profitability of the Company, bonuses were awarded as follows: Mr. Madar (the Company's Chief Executive Officer) received a cash bonus of $100,000 based on after tax profit of the Company's United States operations; Mr. Benacin received a cash bonus of $65,642; Mr. Greenberg received a cash bonus of $13,000 and each of Messrs. Elbilia and Hamerling received a cash bonus of $10,000.

         In March 2001, the Executive Compensation Committee also established the after tax profit of the Company's United States operations that will be used to calculate Mr. Madar's bonus for 2001.

ANNUAL INCENTIVES

         Messrs. Elbilia and Hamerling have their annual incentives tied to sales, which is directly related to the efficacy and productivity of their areas of responsibility, export sales and wholesale sales, respectively. The predicates for the determination and payment of selling commissions to Messrs. Elbilia and Hamerling were determined in accordance with internal sales and budget projections. In Fiscal 2000, Messrs. Elbilia and Hamerling received $24,752 and $54,438, respectively, in sales commissions.

LONG TERM INCENTIVES

         The long term incentives are geared towards linking benefits to corporate performance through the grant of stock options. All options are granted with an exercise price equal to the fair market value of the underlying shares of the Company's common stock on the date of grant, and terminate on or shortly after severance of the relationship between the Company and the executive. Unless the market price of the Company's common stock increases, corporate executives have will no tangible benefit. Thus, they are provided with the extra incentive to increase individual performance with the ultimate goal of increased overall Company performance. Enhanced executive incentives which result in increased corporate performance tend to build company loyalty.

         During Fiscal 2000, upon the recommendation of the Company's Chief Executive Officer, the Stock Option Committee granted options to purchase 12,000 shares of the Company's common stock to each of Messrs. Greenberg, Elbilia and Hamerling at the fair market value on the date of grant.

         The aggregate "potential unrealized value" of such options for each of Messrs. Greenberg, Elbilia and Hamerling calculated in accordance with the rules of the Securities and Exchange Commission is approximately $58,862. Such potential rewards are a powerful incentive for increased individual performance, and ultimately increased Company performance. In view of the fact that Messrs. Greenberg, Elbilia and Hamerling contribute significantly to the Company's operations, the Executive Compensation Committee believes these incentives to be fair to Messrs. Greenberg, Elbilia and Hamerling and to the Company's stockholders.

         Since a portion of Messrs. Greenberg, Elbilia and Hamerling's compensation was contingent on the success of the Company, and in view of the performance of the Company as a whole and each of the executives individually during Fiscal 2000, the Executive Compensation Committee believes such incentives are fair to both the executives and to the Company's stockholders.

CONCLUSION

         The Executive Compensation Committee believes that its present policies to date, with its emphasis on rewarding performance, has served to focus the efforts of the Company's executives to achieve of a high rate of growth and profitability for the Company, which management believes will result in a substantial increase in value to the Company's stockholders.

         Francois Heilbronn
         Jean Levy and
         Daniel Piette

                                PERFORMANCE GRAPH

         The following graph compares the performance for the periods indicated in the graph of the Company's common stock with the performance of the Nasdaq Market Index and the average performance of a group of the Company's peer corporations consisting of: Alberto-Culver (Class A and B shares), Avon Products Inc., Blyth Industries, Inc., Caring Products, CCA Industries, Inc., Colgate-Palmolive Co., Del Laboratories Inc., Dermarx, DF China Technology Inc., Dial Corp., Drypers Corp., DSG International LTD, Estee Lauder Cosmetics, Inc., Female Health Co., Gillette Company, Guest Supply Inc., Human Pheromone Sciences, Human Pheromone Sciences, Hydron Technologies Inc., Internat Cosmetics Mktg. Lamaur Corp., Lee Pharmaceuticals, Medicis Pharmaceutical (Class A), Oralabs Holding Corp., Paragon Trade Brands, Parlux Fragrances Inc., Playtex Products, Inc., Revlon, Inc., RMED International, Scott's Liquid Gold, Inc., Skinvisible Inc. The Stephan Company, Styling Technology Corp., Surrey Inc., Tristar Corp. and Yankee Candle Co., Inc. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at the beginning of the period indicated in the graph, and that all dividends were reinvested.

[Data below represent graph in printed piece.]


                                                    Fiscal Years Ending
                        12/31/95   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000
Inter Parfums, Inc.     100.00      80.00        84.61        75.38       116.92       164.93
MG Group Index          100.00     149.38       186.20       206.22       209.91       204.12
Nasdaq Market Index     100.00     124.27       152.00       214.39       378.12       237.66

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Francois Heilbronn, Jean Levy and Jean Cailliau all of whom are independent in accordance with the Nasdaq listing standards. The Committee recommends to the Board of Directors, in certain circumstances, the selection of the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the Company's independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with the independent accountants that firm's independence.

         Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                         Francois Heilbronn
                                         Jean Levy
                                         Jean Cailliau

CERTAIN TRANSACTIONS

TRANSACTIONS WITH FRENCH SUBSIDIARIES

         In connection with the acquisitions by the Company's subsidiary, Inter Parfums, S.A., of the world-wide rights under the Burberry license agreement, the Paul Smith license agreement and the Brosseau license agreement, the Company guaranteed the obligations of Inter Parfums, S.A. under the Burberry license agreement and the Paul Smith license agreement and the distribution agreement for Ombre Rose fragrances.

REMUNERATION OF COUNSEL

         Joseph A. Caccamo, a member of the Company's Board of Directors, was a partner of Nason, Yeager, Gerson, White & Lioce, P.A., the Company's former general counsel. In Fiscal 2000, the Company paid Mr. Caccamo's prior firm an aggregate of $109,121 in legal fees and for reimbursement of disbursements incurred on the Company's behalf. Also during Fiscal 2000, Mr. Caccamo received $28,487 as the result of the exercise and sale of shares underlying options granted in Inter Parfums, S.A.

         Commencing February 1, 2001, Mr. Caccamo's joined the law firm of Becker & Poliakoff, P.A., which receives a monthly retainer of $8,000 together with reimbursement for expenses. Mr. Caccamo's firm also receives $1,000 for each board meeting at which he participates.

         On February 1, 2001 in accordance with the terms of our 2000 Nonemployee Stock Option Plan, Mr. Caccamo was granted an option with a term of five years to purchase 4,000 shares at $9.75 per share, the fair market value at the time of grant. He holds this option as nominee for his firm.

TRANSACTIONS WITH LVMH MOET HENNESSY LOUIS VUITTON S.A.

         ACQUISITION OF COMMON STOCK AND SHAREHOLDERS' AGREEMENT

         In November 1999, LV Capital, USA Inc. ("LV Capital"), a wholly-owned subsidiary of LVMH Moet Hennessy Louis Vuitton S.A., purchased an aggregate of 1,273,800 shares of the Company's common stock from management and employees, and increased its beneficial ownership of the Company's common stock to approximately 20.5% of the Company's outstanding shares. Further, in return for LV Capital becoming the Company's strategic partner, LV Capital was granted the right to buy additional shares in order to maintain its percentage ownership upon issuance of shares to third parties, subject to certain exceptions, and was granted demand registrations rights for all of its shares. In addition, LV Capital has agreed to a standstill agreement, which limits the amount of shares of common stock that LV Capital can hold to twenty-five percent (25%) of the Company's outstanding shares.

         CELINE

         In May 2000, The Company entered into an exclusive worldwide license agreement with Celine, S.A., a division of LVMH Moet Hennessy Louis Vuitton S.A., for the development, manufacturing and distribution of prestige fragrance lines under the Celine brand name. The term of the License Agreement is for eleven (11) years, beginning as of January 1, 2001, with an optional five (5) year renewal term, which is subject to certain minimum sales requirements, advertising expenditures and royalty payments.

         In addition, Inter Parfums, S.A. began distributing Magic, Celine's existing fragrance line, on January 1, 2001. The Company expects to launch two new fragrance lines by the third quarter of this year.

         CHRISTIAN LACROIX

         In March 1999, the Company entered into an exclusive license agreement with the Christian Lacroix Company, a division of LVMH Moet Hennessy Louis Vuitton S.A., for the worldwide development, manufacture and distribution of perfumes. The license agreement has an 11 year term, and is subject to certain minimum sales requirements, advertising expenditures and royalty payments.

                                 PROPOSAL NO. 2:

                         PROPOSAL TO ADOPT THE COMPANY'S

                   2000 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

GENERAL

         On December 19, 2000, the Company's Board of Directors adopted, subject to the approval of the Company's stockholders, the 2000 Nonemployee Director Stock Option Plan. A copy of the 2000 Nonemployee Director Stock Option Plan is included as Exhibit A to this proxy statement. For purposes of Proposal No. 2, the 2000 Nonemployee Director Stock Option Plan will be referred to as the "2000 Plan", the Company's 1997 Nonemployee Director Stock Option Plan will be referred to as the "1997 Plan" and the Company's 1994 Nonemployee Director Stock Option Plan will be referred to as the "1994 Plan."

         The 2000 Plan, in addition to the existing 1997 Plan and 1994 Plan, permits the Company to attract and retain the services of experienced and knowledgeable nonemployee directors for the benefit of the Company and its stockholders and to provide additional incentive for nonemployee directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of, or the right to acquire, shares of the Company's common stock.

SHARES SUBJECT TO THE 2000 PLAN

         The 2000 Plan provides for grants of nonqualified stock options to the Company's nonemployee directors to purchase up to an aggregate of 30,000 shares of the Company's common stock. Shares underlying options previously granted pursuant to the 2000 Plan that expire or are cancelled unexercised will again be available for grant under the 2000 Plan.

ADMINISTRATION

         The 2000 Plan is to be self-executing. However, to the extent permitted in the 2000 Plan, the 2000 Plan will be administered by a committee of two or more nonemployee directors of the Company's Board of Directors appointed by the Board. The committee will, subject to the express provisions of the 2000 Plan, have the power to interpret the 2000 Plan; correct any defect, supply any omission or reconcile any inconsistency in the 2000 Plan; prescribe, amend and rescind rules and regulations relating to the 2000 Plan and make all other determinations necessary or advisable for the administration of the 2000 Plan.

OPTION GRANTS AND OUTSTANDING OPTIONS

         Each individual who subsequent to December 19, 2000 becomes a nonemployee director, will on the date of his initial election or appointment to the Company's Board of Directors be granted an option to purchase 2,000 shares of the Company's common stock in lieu of the initial option grants the nonemployee director would be entitled to receive under the Company's 1994 Plan and 1997 Plan.

         Upon the earlier of the absence of the availability of shares of the Company's common stock for grant under the 1994 Plan and the 1997 Plan, or the expiration or termination of the 1994 Plan and the 1997 Plan, each Nonemployee Director other than Joseph A. Caccamo, will be granted an option to purchase 1,000 shares of the Company's common stock commencing on the next February 1st, and each succeeding February 1st throughout the term of the 2000 Plan for so long as he is a nonemployee director. In lieu of grants of options to purchase 1,000 shares, Joseph A. Caccamo will be granted options to purchase 4,000 shares hereunder for as long as he is a nonemployee director. No option will be granted on any February 1st grant date to any nonemployee director who first becomes a nonemployee director within six months prior to such February 1st grant date.

         If there is an insufficient number of shares of the Company's common stock reserved for issuance under the 2000 Plan on any February 1st grant date, either the aggregate remaining shares under the 2000 Plan will be prorated equally among options to be granted to all nonemployee directors or options may be granted under the 1994 Plan or the 1997 Plan to compensate for the insufficiency under the 2000 Plan.

         Serge Rosinoer, who became a nonemployee director in December 2000, was granted an option to purchase 2,000 shares of the Company's common stock at $8.72 per share, in December 2000. On February 1, 2001, options to purchase 1,000 shares of the Company's common stock were granted to each of Francois Heilbronn, Jean Levy, Robert Bensoussan-Torres, Daniel Piette and Jean Cailliau at $9.75 per share. Also on February 1, 2001, options to purchase 4,000 shares of the Company's common stock were granted to Joseph A. Caccamo at an exercise price of $9.75 per share. All options were granted under the 2000 Plan with the exception of a portion of the options granted to Mr. Rosinoer which were granted under the 1997 Plan.

         All options granted to the above mentioned individuals are exercisable for a five (5) year period. The options granted under the 2000 Plan are not exercisable unless and until that plan is ratified by the Company's stockholders. If the 2000 Plan is not ratified by the Company's stockholders the options granted under that plan will be cancelled. Accordingly, the Company's Board of Directors unanimously recommends that stockholders approve the 2000 Plan.

TERMS AND CONDITIONS OF OPTIONS

         Each option granted under the 2000 Plan will have a term of five (5) years, except that such terms may be for a shorter period in certain instances.

         If a nonemployee director to whom an option has been granted under the 2000 Plan ceases to serve on the Board, otherwise than by reason of death or disability, then his option may be exercised (to the extent that the nonemployee director was entitled to do so at the time of cessation of service) at any time within three (3) months after such cessation of service, but in no event after the original expiration date.

         If a nonemployee director to whom an option has been granted under the 2000 Plan ceases to serve on the Board by reason of disability, the then remaining unexercised portion of the option may be exercised in whole or in part by the nonemployee director at any time within one (1) year after such disability, but in no event after the original expiration date.

         If a nonemployee director to whom an option has been granted under the 2000 Plan dies while he is serving on the Board or within three (3) months after ceasing to serve as a member of the Board, then such option may be exercised by the legatee or legatees of such option under the nonemployee director's last will, or by his personal representatives or distributed, at any time within one
(1) year after his death, but in no event after the date on which, except for such death, the option would otherwise expire.

OPTION CONTRACTS

         Each option is evidenced by a written contract between the Company and the nonemployee director receiving the grant, and provides that the exercise price will be equal to one hundred percent (100%) of the fair market value of the Company's common stock on the date the options were granted.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

         Appropriate adjustments will be made in the number and kind of shares available under the 2000 Plan, in the number and kind of shares subject to each outstanding option and in the exercise prices of the options in the event of any change in the Company's common stock by reason of any stock dividend, recapitalization, merger, consolidation, reorganization, split-up, combination or exchange of shares or the like.

DURATION AND AMENDMENT OF THE 2000 PLAN

         No options may be granted under the 2000 Plan after December 18, 2010. Options outstanding on or prior to that date will, however, in all respects continue subject to the 2000 Plan.

         The Board of Directors or committee may amend, suspend or terminate the 2000 Plan or any portion thereof at any time but may not, without the approval of the Company's stockholders within twelve (12) months before or after the date of adoption of any such amendment or amendments, make any alteration or amendment thereof which (a) makes any change in the class of eligible participants; (b) increases the total number of shares of the Company's common stock for which options may be granted under the 2000 Plan except in the event of any change in the Company's common stock by reason of any stock dividend, recapitalization, merger, consolidation, reorganization, split-up, combination or exchange of shares or the like; (c) extend the term of the 2000 Plan or the maximum option period provided under the 2000 Plan; (d) decreases the option price; or (e) materially increases the benefits accruing to participants under the 2000 Plan. The 2000 Plan cannot be amended more than once every six (6) months, except to comply with changes in the Internal Revenue Code, Employee Retirement Income Security Act or the rules thereunder.

FEDERAL INCOME TAX TREATMENT

         The following is a general summary of the federal income tax consequences under current tax law of nonqualified stock options. It does not purport to cover all of the special rules, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         An optionee will not recognize taxable income for federal income tax purposes upon the grant of a nonqualified stock option.

         Upon the exercise of a nonqualified stock option, the optionee recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price of the option, and the Company is generally entitled to a deduction for such amount of the date of exercise so long as the Company properly withholds income taxes thereon. If the optionee later sells shares acquired pursuant to the nonqualified stock option, he or she will recognize long-term or short-term capital gain or loss. Net capital gains (net long term less net short term gains) are taxed at a marginal rate which is less than ordinary income tax rates.

REQUIRED VOTE

         To be adopted, the 2000 Plan must receive the affirmative vote of the majority of the shares present in person or by proxy at the annual meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes. If the 2000 Plan is not approved by the stockholders at the annual meeting, it, and any options granted thereunder prior to the annual meeting will terminate.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3, 4 and 5 and any amendments to such forms furnished to the Company, and written representations from various reporting persons furnished to the Company, the Company is not aware of any reporting person who has failed to file the reports required to be filed under
Section 16(a) of the Securities Exchange Act of 1934 on a timely basis during Fiscal 2000.

                             INDEPENDENT ACCOUNTANTS

         Richard A. Eisner & Company, LLP served as the Company's independent certified public accountants during the fiscal year ended December 31, 2000 and have been selected to serve as the Company's independent certified public accountants for the current fiscal year. The Company is not submitting the selection of auditors to a vote of its stockholders as stockholder approval is not required under Delaware law. A representative of Richard A. Eisner & Company, LLP is expected to be present at the annual meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

AUDIT FEES

         For professional services rendered in connection with auditing the Company's consolidated financial statements for Fiscal 2000 and reviews of the Company's quarterly financial statements during Fiscal 2000 the Company was billed $75,500 by Richard A. Eisner & Company, LLP.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Richard A. Eisner & Company, LLP did not perform Financial Information Systems Design and Implementation for the Company during Fiscal 2000 and the Company was not billed for any such services by Richard A. Eisner & Company, LLP.

ALL OTHER FEES

         Richard A. Eisner & Company LLP billed the Company $30,500 for non-audit related services, consisting of tax preparation and tax consulting services, during Fiscal 2000. The Audit Committee of the Company's Board of Directors has reviewed the non-audit services performed by Richard A. Eisner & Company, LLP and believes the performance of these services is not incompatible with the auditor's independence.

                             STOCKHOLDERS' PROPOSALS

         Proposals of stockholders intended to be presented at the 2002 Annual Meeting of the Company's stockholders must be received in writing, by the President of the Company at its offices by April 7, 2002, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

         If a stockholder intends to make a proposal at the 2002 Annual Meeting, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company, in compliance with Section 8 of Article II of the Company's By-Laws. To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders i.e., between May 8, 2002 and June 6, 2002; however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

         To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class or series and number of shares of capital stock of the Company which are owned-beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                                        By Order of the Board of Directors

                                        Henry E. Dominitz, SECRETARY

                                                                       EXHIBIT A

                               INTER PARFUMS, INC.

                            2000 NONEMPLOYEE DIRECTOR
                                STOCK OPTION PLAN

                                   **********

         1. PURPOSE OF THE PLAN. The purpose of this 2000 Nonemployee Director Stock Option Plan (the "Plan") of Inter Parfums, Inc., a Delaware corporation (the "Corporation"), is to make available shares of the Common Stock, par value $.001 per share, of the Corporation (the "Common Stock") for purchase by directors of the Corporation who are not employees of the Corporation, or any parent or subsidiary thereof ("Nonemployee Directors"). Thus, the Plan, in addition to the Company's existing 1997 Nonemployee Director Stock Option Plan ("1997 Plan"), permits the Corporation to attract and retain the services of experienced and knowledgeable Nonemployee Directors for the benefit of the Corporation and its shareholders and to provide additional incentive for such Nonemployee Directors to continue to work for the best interests of the Corporation and its shareholders through continuing ownership of its Common Stock.

         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Article 10, the total number of shares of Common Stock which may be subject to options under the Plan shall not exceed 30,000, whether authorized but unissued shares, or shares which shall have been purchased or acquired by the Corporation for this or any other purpose. Such shares are from time to time to be allotted for option and sale to Nonemployee Directors in accordance with the Plan. In the event any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares not so purchased thereby shall again be available for the purposes of the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be self-executing. However, to the extent permitted herein, the Plan shall be administered by either the Board of Directors of the Corporation (the "Board") or a committee of two (2) or more Nonemployee Directors (the "Committee") of the Board appointed by the Board. The Board or the Committee shall, subject to the express provisions of the Plan, have the power to interpret the Plan; correct any defect, supply any omission or reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; and make all other determinations necessary or advisable for the administration of the Plan. The determination of the Board or the Committee on the matters referred to in this Article 3 shall be conclusive.

         4.  ELIGIBILITY; GRANTS.

         (a) Nonemployee Directors shall not include directors who are also employees of the Corporation or any parent or subsidiary thereof, but shall include directors of the Corporation who are providing services such as business, financial, legal or investment banking services, to, for, or on behalf of the Corporation or any parent or subsidiary thereof, in return for remuneration, directly or indirectly through one or more entities.

         (b) Each individual who subsequent to 19 December 2000 becomes a Nonemployee Director, shall on the date of his initial election or appointment to the Board be granted an option to purchase 2,000 shares of Common Stock, in lieu of the initial option grants of 1,000 shares which such person is entitled to receive under the 1997 Plan and 1,000 shares under the prior 1994 Nonemployee Director Stock Option Plan (the "1994 Plan").

         (c) Each Nonemployee Director other than Joseph A. Caccamo, shall be granted an option to purchase 1,000 shares of Common Stock commencing on the next February 1st, and each succeeding February 1st throughout the term of this Plan for so long as he is a Nonemployee Director. In lieu of grants of options to purchase 1,000 shares, Joseph A. Caccamo shall be granted options to purchase 4,000 shares hereunder for as long has he is a Nonemployee Director. Notwithstanding the foregoing, no option shall be granted on such February 1st grant date to any Nonemployee Director who first becomes a Nonemployee Director within six (6) months prior to such February 1st grant date. The grants referred to herein shall be in lieu of grants under the 1997 Plan and 1994 Plan.

         (d) If a sufficient number of shares of Common Stock reserved for issuance upon proper exercise of options to be granted to Nonemployee Directors on the February 1st grant date does not exist, then the aggregate remaining number of shares shall be prorated equally among options to be granted to all Nonemployee Directors at such February 1st grant date, and options shall be granted to purchase such reduced number of shares. Notwithstanding the foregoing, if a sufficient number of shares of Common Stock reserved for issuance upon proper exercise of options to be granted to Nonemployee Directors on the February 1st grant date does not exist, then options shall be granted under the 1997 Plan or the 1994 Plan in order to satisfy such deficiency, to the extent available.

         5.  OPTION PRICE; FAIR MARKET VALUE.

         (a) The price at which shares of the Common Stock may be purchased pursuant to options granted under the Plan shall be equal to one hundred percent (100%) of the fair market value of the Common Stock on the date an option is granted.

         (b) The fair market value of the Common stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The

Nasdaq Stock Market ("NASDAQ") or The Over The Counter Bulletin Board (the "Bulletin Board"), and (i) if actual sales price information is available with respect to the Common Stock, then the average between the high and low sales prices of the Common Stock on such day on NASDAQ or the Bulletin Board, or (ii) if such information is not available, then the average between the highest bid and lowest asked prices for the Common Stock on such day on NASDAQ or the Bulletin Board; or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ or the Bulletin Board, then the average between the highest bid and lowest asked prices for the Common Stock on such day as reported by National Quotation Bureau, Incorporated or a comparable service; provided, that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, then the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Board or the Committee shall be conclusive in determining the fair market value of the stock.

         6. TERM OF EACH OPTION. The term of each option shall be five (5) years or such shorter period as is prescribed in Article 9 hereof.

         7.  EXERCISE OF OPTIONS.

         (a) Subject to the provisions of Articles 9 and 14, options granted hereunder shall be exercisable immediately; provided, that options shall not be exercisable at any time in an amount less than 100 shares (or the remaining shares then covered by and purchasable under the option if less than 100 shares), or for a fraction of a share.

         (b) The purchase price of the shares as to which an option shall be exercised shall be paid in full at the time of exercise in cash, by certified check or wire transfer of funds through the Federal Reserve System.

         8. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, Title I of the Employee Retirement Income Security Act and the rules thereunder, and an option may be exercised, during the lifetime of the holder thereof, only by him.

         9.  TERMINATION OF SERVICES ON THE BOARD OF DIRECTORS.

         (a) If a Nonemployee Director to whom an option has been granted under the Plan shall cease to serve on the Board, otherwise than by reason of death or disability (as that term is defined in paragraph (d) of this Article 9), then such option may be exercised (to the extent that the Nonemployee Director was entitled to do so at the time of cessation of service) at any time within three
(3) months after such cessation of service but not thereafter, and in no event after the date on which, except for such cessation of service, the option would otherwise expire.

         (b) If a Nonemployee Director to whom an option has been granted under the Plan shall cease to serve on the Board by reason of disability, then the remaining unexercised portion of the option may be exercised in whole or in part by the Nonemployee Director (notwithstanding that the option had not yet become exercisable with respect to all or part of such shares at the date of disability) at any time within one (1) year after such disability but not thereafter, and in no event after the date on which, except for such disability, the option would otherwise expire.

         (c) If a Nonemployee Director to whom an option has been granted under the Plan shall die (i) while he is serving on the Board, or (ii) within three
(3) months after cessation of service on the Board, then such option may be exercised by the legatee or legatees of such option under the Nonemployee Director's last will, or by his personal representatives or distributed, at any time within one (1) year after his death, but in no event after the date on which, except for such death, the option would otherwise expire.

         (d) For the purpose of this Article 9, "disability" shall mean permanent mental or physical disability as determined by the Committee.

         10.  ADJUSTMENT OF AND CHANGES IN COMMON STOCK.

         (a) If the outstanding shares of the Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of Shares or securities of the Corporation through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or the like, an appropriate and proportionate adjustment shall be made in the (i) aggregate number and kind of securities available under the Plan, and (ii) number and kind of securities receivable upon the exercise of all outstanding options granted under the Plan, without change in the total price applicable to the unexercised portion of such options, but with a corresponding adjustment in the price for each unit of any security covered by such options.

         (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or upon the sale of substantially all of the assets of the Corporation, the Committee shall provide in writing in connection with such transaction for one or more of the following alternatives, separately or in combination: (i) the assumption by the successor entity of the options theretofore granted or the substitution by such entity for such options of new options covering the stock of the successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or (ii) the continuance of such option agreements by such successor entity in which such options shall remain in full force and effect under the terms so provided.

         (c) Any adjustments under this Article 10 shall be made by the Committee, whose good faith determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         11. COMPLIANCE WITH SECURITIES LAWS. As a condition to the exercise of any option, either (a) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act (collectively, the "Act"), with respect to its underlying shares shall be effective at the time of exercise of the option or (b) in the opinion of counsel to the Corporation, there shall be an exemption from registration under the Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Corporation to register shares subject to the Plan or any option under the Act. Each opinion shall be subject to the further requirement that if, in the opinion of counsel to the Corporation, the listing or qualification of the shares of Common Stocks subject to such option on any securities exchange, National Securities Association or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the exercise of such option or the issue of shares thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions requiring the Corporation to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction wherein it has not already done so and free of any other conditions not customarily imposed by a securities exchange, law or governmental regulatory body in connection with such listing, qualification, consent or approval.

         12. AMENDMENT AND TERMINATION. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time but may not, without the approval of the Corporation's shareholders within twelve (12) months before or after the date of adoption of any such amendment or amendments, make any alteration or amendment thereof which (a) makes any change in the class of eligible participants as determined in accordance with Article 4 hereof; (b) increases the total number of shares of Common Stock for which options may be granted under the Plan except as provided in Article 10 hereof; (c) extends the term of the Plan or the maximum option period provided under the Plan; (d) decreases the option price provided in Article 5 hereof; or (e) materially increases the benefits accruing to participants under the Plan. Notwithstanding anything to the contrary contained herein, the Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, Employee Retirement Income Security Act or the rules thereunder.

         13. DUTIES OF THE CORPORATION. The Corporation shall, at all times during the term of each option, reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all options at the time outstanding, shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to the exercise of such options and all other fees and expenses necessarily incurred by the Corporation in connection therewith.

         14.  TERM; EFFECTIVE PERIOD.

         (a) The Plan shall become effective on 19 December 2000, the date of its adoption by the Board of Directors, subject to approval by the holders of a majority of shares of the Corporation's capital stock outstanding and entitled to vote thereon at the next meeting of its shareholders, or the written consent of the holders of a majority of shares that would have been entitled to vote thereon, and no options granted hereunder may be exercised prior to such approval, PROVIDED THAT, the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval.

         (b) No options may be granted under the Plan after 18 December 2010. Options outstanding on or prior to such date shall, however, in all respects continue subject to the Plan.

                               INTER PARFUMS, INC.

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Jean Madar and Philippe Benacin as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.001 par value per share, of Inter Parfums, Inc. (the "Company") held of record by the undersigned on June 27, 2001 at the Annual Meeting of stockholders to be held at 551 Fifth Avenue, New York, New York 10176, August 6, 2001 at 10:00 A.M. New York City time, and at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting and any adjournments thereof.

PLEASE MARK BOXES [ ] IN BLUE OR BLACK INK.

1. Election of eleven (11) directors: Jean Madar, Philippe Benacin, Russell Greenberg, Francois Heilbronn, Joseph A. Caccamo, Jean Levy, Robert Bensoussan-Torres, Daniel Piette, Jean Cailliau, Philippe Santi and Serge Rosinoer.

     (MARK ONLY ONE OF THE TWO BOXES FOR THIS ITEM)


     [ ] VOTE FOR all nominees named above except those who may be named on this line:
                      ----------------------------------------------------------
                                            (OR)

     [ ]  VOTE WITHHELD as to all nominees named above.

2.   Proposal to adopt the 2000 Nonemployee Director Stock Option Plan:

     FOR   [ ]      AGAINST   [ ]       ABSTAIN   [ ]


         ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS MARKED THEREON. UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED, PROXIES WILL BE VOTED FOR THE ELECTION OF ELEVEN (11) DIRECTORS; AND FOR PROPOSAL 2.

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                           Dated:                         , 2001
                                                 -------------------------


                                           X
                                            ------------------------------------
                                                          Signature

                                           X
                                            ------------------------------------
                                                        Print Name(s)

                                           X
                                            ------------------------------------
                                                    Signature, if held jointly